Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Lowe's Companies, Inc. (the Company) on Form 10-Q for the period ending May 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert L. Tillman, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Robert L. Tillman

________________________________

Name: Robert L. Tillman

Title: Chairman of the Board and

Chief Executive Officer

Date: June 13, 2003